Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

NOTE 4 – DEBT

The Company's debt consisted of the following (in thousands):

	December 31, 2011	January 1, 2011
2.20% senior notes due 2013	$460,829	$467,168
3.75% senior notes due 2014	699,460	699,248
2.50% senior notes due 2016	517,710	489,496
4.875% senior notes due 2019	495,198	494,563
1.58% Yen-denominated senior notes due 2017	104,446	99,737
2.04% Yen-denominated senior notes due 2020	163,632	156,254
Yen-denominated term loan due 2011	—	79,637
Yen-denominated credit facilities due 2012	83,397	—
Commercial paper borrowings	272,000	25,500
Total debt	2,796,672	2,511,603
Less: current debt obligations	83,397	79,637
Long-term debt	$2,713,275	$2,431,966

Expected future minimum principal payments under the Company's debt obligations are as follows: $83.4 million in 2012; $450.0 million in 2013; $700.0 million in 2014; $272.0 million in 2015; $500.0 million in 2016; and $768.1 million in years thereafter.

Senior notes due 2013: On March 10, 2010, the Company issued $450.0 million principal amount of 3-year, 2.20% unsecured senior notes (2013 Senior Notes) that mature in September 2013. The majority of the net proceeds from the issuance of the 2013 Senior Notes was used to retire outstanding debt obligations. Interest payments are required on a semi-annual basis. The 2013 Senior Notes were issued at a discount, yielding an effective interest rate of 2.23% at issuance. The Company may redeem the 2013 Senior Notes at any time at the applicable redemption price. The debt discount is being amortized as interest expense through maturity.

Concurrent with the issuance of the 2013 Senior Notes, the Company entered into a 3-year, $450.0 million notional amount interest rate swap designated as a fair value hedge of the changes in fair value of the Company's fixed-rate 2013 Senior Notes. On November 8, 2010, the Company terminated the interest rate swap and received a cash payment of $19.3 million. The gain from terminating the interest rate swap agreement is being amortized as a reduction of interest expense resulting in a net average interest rate of 0.8% that will be recognized over the remaining term of the 2013 Senior Notes.

Senior notes due 2014: On July 28, 2009, the Company issued $700.0 million principal amount, 5-year, 3.75% unsecured senior notes (2014 Senior Notes) that mature in July 2014. Interest payments are required on a semi-annual basis. The 2014 Senior Notes were issued at a discount, yielding an effective interest rate of 3.78% at issuance. The debt discount is being amortized as interest expense through maturity. The Company may redeem the 2014 Senior Notes at any time at the applicable redemption price.

Senior notes due 2016: On December 1, 2010, the Company issued $500.0 million principal amount of 5-year, 2.50% unsecured senior notes (2016 Senior Notes) that mature in January 2016. The majority of the net proceeds from the issuance of the 2016 Senior Notes was used for general corporate purposes including the repurchase of the Company's common stock. Interest payments are required on a semi-annual basis. The 2016 Senior Notes were issued at a discount, yielding an effective interest rate of 2.54% at issuance. The debt discount is being amortized as interest expense through maturity. The Company may redeem the 2016 Senior Notes at any time at the applicable redemption price.

Concurrent with the issuance of the 2016 Senior Notes, the Company entered into a 5-year, $500.0 million notional amount interest rate swap designated as a fair value hedge of the changes in fair value of the Company's fixed-rate 2016 Senior Notes. As of December 31, 2011, the fair value of the swap was an $18.1 million asset which was classified as other assets on the consolidated balance sheet, with a corresponding adjustment increasing the carrying value of the 2016 Senior Notes. Refer to Note 13 for additional information regarding the interest rate swap.

Senior notes due 2019: On July 28, 2009, the Company issued $500.0 million principal amount, 10-year, 4.875% unsecured senior notes (2019 Senior Notes) that mature in July 2019. Interest payments are required on a semi-annual basis. The 2019 Senior Notes were issued at a discount, yielding an effective interest rate of 5.04% at issuance. The debt discount is being amortized as interest expense through maturity. The Company may redeem the 2019 Senior Notes at any time at the applicable redemption price.

1.58% Yen-denominated senior notes due 2017: On April 28, 2010, the Company issued 7-year, 1.58% unsecured senior notes in Japan (1.58% Yen Notes) totaling 8.1 billion Yen (the equivalent of $104.4 million at December 31, 2011 and $99.7 million at January 1, 2011). The net proceeds from the issuance of the 1.58% Yen Notes were used to repay the 1.02% Yen-denominated Notes due May 2010 (1.02% Yen Notes). The principal amount of the 1.58% Yen Notes recorded on the balance sheet fluctuates based on the effects of foreign currency translation. Interest payments are required on a semi-annual basis and the entire principal balance is due on April 28, 2017.

2.04% Yen-denominated senior notes due 2020: On April 28, 2010, the Company issued 10-year, 2.04% unsecured senior notes in Japan (2.04% Yen Notes) totaling 12.8 billion Yen (the equivalent of $163.6 million at December 31, 2011 and $156.3 million at January 1, 2011). The net proceeds from the issuance of the 2.04% Yen Notes were used to repay the 1.02% Yen Notes. The principal amount of the 2.04% Yen Notes recorded on the balance sheet fluctuates based on the effects of foreign currency translation. Interest payments are required on a semi-annual basis and the entire principal balance is due on April 28, 2020.

Yen–denominated credit facilities: In March 2011, the Company borrowed 6.5 billion Japanese Yen under uncommitted credit facilities with two commercial Japanese banks that provide for borrowings up to a maximum of 11.25 billion Japanese Yen. The proceeds from the borrowings were used to repay the outstanding balance on the Yen-denominated term loan due December 2011. The outstanding 6.5 billion Japanese Yen balance was the equivalent of $83.4 million at December 31, 2011. The principal amount reflected on the balance sheet fluctuates based on the effects of foreign currency translation. Half of the borrowings bear interest at Yen LIBOR plus 0.25% and the other half of the borrowings bear interest at Yen LIBOR plus 0.275%. The entire principal balance is due in March 2012.

Other available borrowings: In December 2010, the Company entered into a $1.5 billion unsecured committed credit facility (Credit Facility) that it may draw on for general corporate purposes and to support its commercial paper program. The Credit Facility expires in February 2015. Borrowings under the Credit Facility bear interest initially at LIBOR plus 0.875%, subject to adjustment in the event of a change in the Company's credit ratings. As of December 31, 2011 and January 1, 2011, the Company had no outstanding borrowings under the Credit Facility.

The Company's commercial paper program provides for the issuance of short-term, unsecured commercial paper with maturities up to 270 days. The Company began issuing commercial paper during November 2010 and had an outstanding commercial paper balance of $272.0 million as of December 31, 2011 and $25.5 million as of January 1, 2011. During 2011, the Company's weighted average effective interest rate on its commercial paper borrowings was approximately 0.25%. Any future commercial paper borrowings would bear interest at the applicable then-current market rates. The Company classifies all of its commercial paper borrowings as long-term debt, as the Company has the ability to repay any short-term maturity with available cash from its existing long-term, committed Credit Facility.